Business Combinations (Acquisition of 17173 Business, Allocation of Consideration of Assets Acquired and Liabilities Assumed Based on Historical Carrying Amounts) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 17173 Business [Member]	Dec. 15, 2011 17173 Business [Member]
Business Acquisition [Line Items]
Fixed cash consideration			$ 162,500,000	$ 162,500,000
Net profit for transition Period			1,284,000
Total consideration			163,784,000
Inventory			534,000
Fixed assets			2,737,000
Intangible assets			632,000
Goodwill	134,921,000	134,616,000	17,885,000
Deemed dividend to Sohu			141,996,000
Total			$ 163,784,000